CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In connection with the Report on Form 10-Q of TMP Inland Empire VI, (the “Company”) for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, John Fonseca, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           1.    The Form 10-Q fully complies with the requirements of  Section
                 13(a)  or 15(d) of the Securities  Exchange Act of 1934; and

           2.    The information contained in the Form 10-Q fairly presents, in all material respects,  the financial condition and results of operations of the Company Intentionally omitted;

Date: May 20, 2005                           By:
                                                                                          John Fonseca